SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Weibing Lu, Chairman and CEO
R. Scott Cramer, Director

October 14, 2009
Roth Capital Partners China Conference

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary biopharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Overview

Leading China-based producer and distributor of veterinary medicines, vaccines, microorganisms and feed additives

- GMP production facilities and processes
- Headquartered in Xi'an, Shaanxi Province, China
- 216 employees
- Only U.S. listed veterinary supply company in China



2009 Recent Events

Completed public offering for 1.61M shares of common stock for gross proceeds of ~$21.0M in July

Began trading on NASDAQ under the symbol "SKBI" in June

Use of Proceeds: Construction of new facilities, research and development, marketing, working capital, acquisitions

Presided over the NASDAQ Opening Bell Ringing Ceremony in July

Introduced 20 new veterinary medication products YTD

Improved revenues, gross margins and adjusted net income YTD

Skystar Snapshot

NASDAQ	SKBI
Stock Price (Oct. 8, 2009)	$15.90
52 Week Range	$ 1.25 - $22.49
Shares Outstanding	3.5M
Market Cap	$55.33
P/E (TTM – Adjusted)*	4.96
1H09 Revenues	$10.1M
1H09 Net Income / Adjusted Net Income*	$0.50 / $1.28

* Adjusted net income excludes a net $1.44 million loss in 1H09 for the change in fair value of warrants.

Why Invest in Skystar

- Leader in young, fragmented industry: demand exceeds supply
- Compelling market opportunity
- Extensive product lines covering all key segments of the animal farming industry
- Large, established sales and distribution network
- Diverse customer base covers all 29 farm producing provinces in China
- Proven manufacturing capabilities, fully funded expansion plans
- Proven track record of growing revenues, margins and adjusted net income
  - 2003 – 2008 CAGR of 84.39% in revenues; 84.36% in gross margins;131.85% in adjusted net income
- Experienced management team

Growing Industry

Consolidation of family owned/operated farms and improved technology are driving demand and growth in the veterinary industry

- China is the world's largest producer of poultry and livestock
- Government supports rapid development of modernization
- GMP certification required by PRC government for all veterinary pharmaceutical and vaccine manufacturers
- Higher living standards spur demand for animal-based food sources
- Industry evolving to large-scale meat processing plants
- Growing pet ownership

USDA – Economic Research Services - 2006

Products Lines Address Major Industry Segments

Product	Revenue		Gross Margin	
Year ended 12/31/08	as a Percentage of Total			
Veterinary Medications	$17,535,757	68%	$ 7,146,031	56%
Micro-organism	$ 5,868,623	23%	$ 4,087,025	32%
Feed Additives	$ 1,189,108	5%	$ 663,455	5%
Veterinary Vaccines	$ 990,958	4%	$ 879,039	7%
Total	$25,584,446	100%	$12,775,550	100%

Skystar product lines cover all key farming industry segments allowing the company to capture more market shares

- Over 170 products in our portfolio
- 40 new products planned for introduction in 2009

Veterinary Medications

Product	Revenue		Gross Margin	
Year ended 12/31/08	as a Percentage of Total			
Veterinary Medications	$17,535,757	68%	$ 7,146,031	56%
Total	$25,584,446	100%	$12,775,550	100%

140 products

- 34 drugs approved in 2008
- Target: 40 drug approvals in 2009
- Focus on higher margin products

Micro-organism

Product	Revenue		Gross Margin	
Year ended 12/31/08	as a Percentage of Total			
Micro-organism	$ 5,868,623	23%	$ 4,087,025	32%
Total	$25,584,446	100%	$12,775,550	100%

13 products

- In house production of microbial strain significantly reduced production costs in 2008
- Constructing new production facility projected to increase production capacity by ~49%
- Initiate production in late 4Q09; targeted to add $2.7M in revenue and $1.9M in gross margin by 2010

Skystar Bio-Pharmaceutical Co., Ltd.

Feed Additives

Product	Revenue		Gross Margin	
Year ended 12/31/08	as a Percentage of Total			
Feed Additives	$ 1,189,108	5%	$ 663,455	5%
Total	$25,584,446	100%	$12,775,550	100%

10 products

- Increase yield
- Improve health of livestock

Veterinary Vaccines

Product	Revenue		Gross Margin	
Year ended 12/31/08	as a Percentage of Total			
Veterinary Vaccines	$ 990,958	4%	$ 879,039	7%
Total	$25,584,446	100%	$12,775,550	100%

10 products (active and inactive)

- Constructing new production facility projected to increase production capacity by 2,300%
- Initiate production in late 4Q09; targeted to add $14 million in revenues and $8.4 to $9.8 million in gross margin in 2010

Effective R&D Capabilties

Xi'an R&D Facilities

Over 25 researchers responsible for developing new medicines and vaccines in response to epidemics, pandemics and diseases

Two Labs:

Veterinary Medicine Lab and Microorganism Lab

One Quality Inspection Center

Shanghai R&D Facilities

5 researchers from the Chinese Academy of Agricultural Sciences

Responsible for evaluating and implementing manufacturing and medical technology from around China and around the world

Responsible for evaluating and implementing short-term and long-term planning for future medications and vaccines

Bringing Products to Market

Launched several products targeting porcine reproductive and respiratory syndrome (PRRS), aka Blue Ear Disease

- April, 2007: launched Chinese Goldthread (Huanglian) Detoxification Powder ("CGDP")
- July, 2007: launched First Aid Kit for Swine High Fever Syndrome
- Cures complications caused by blue ear disease
- Sold over 30,000 kits to date

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Customers and Distribution

1,140 distribution agents

413 direct customers

Diverse customer base

Distribution to **all** 29 farming provinces in China

Skystar's Competitive Advantages

- Only U.S. listed veterinary supply company in China
- Majority of competitors only offer 1-2 product lines
- High barriers of entry for international competitors
- Nationally recognized branding
- Distribution network covering 29 provinces in China
- Established over 350 franchise stores in 2007-2008
- Largest competitors are state-owned enterprises

Growth Strategy

Introduce New Products

- 40 new product introductions planned for 2009
- Covers all four product lines
- Leverage R&D capabilities to continue to add to portfolio and increase market share

Expand Manufacturing Capabilities

- Two new facilities scheduled for completion in late 4Q09
- Build-out is fully funded
- Targets additional $16.7M in revenue and additional gross margins of $10.3M to $11.7M by 2010

Acquisition Targets

- Leverage distribution network with existing product lines
- GMP facilities
- Non-GMP facilities with complimentary products
- Targeting highly accretive acquisitions

Annual Revenue Growth



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$1.20
$4.00
$6.00
$9.80
$15.10
$25.58
CAGR 84.39%
2003
2004
2005
2006
2007
2008
Revenue ($MM)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

1H Revenue



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
CAGR 45.76%
$4.74
$7.16
$10.07
1H07
1H08
1H09
Revenue ($MM)

Annual Gross Margin Expansion



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.6%
46.1%
49.7%
44.7%
55.4%
49.9%
$0.60
$1.80
$3.00
$4.40
$8.34
$12.78
CAGR 84.36
2003
2004
2005
2006
2007
2008
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

1H Gross Margin Expansion



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
55.5%
51.7%
51.3%
$5.16
CAGR 40.7%
$3.70
$2.63
1H07
1H08
1H09
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

High Margin Products

	12 Months Ended 12/31/08		
	Revenues	Gross Margin	GM %
Veterinary Medications	$17,535,757	$7,146,031	41%
Micro-organism	5,868,623	4,087,025	70%
Feed Additives	1,189,108	663,455	56%
Vaccines	990,958	879,039	89%
Total	$25,584,446	$12,775,550	50%

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Adjusted Net Income Growth



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$0.10
$1.11
$1.47
$2.38
$4.20
$6.70
8.8%
27.9%
24.7%
24.3%
27.9%
26.2%
CAGR 131.85%
2003
2004
2005
2006
2007
2008
Net Income ($MM)
Profit Margin

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

1H Adjusted Net Income



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
24.5%
23.5%
22.5%
21.5%
20.5%
19.5%
18.5%
CAGR 54.95%
$1.00
$1.59
$2.39
21.0%
22.2%
23.7%
1H07
1H08
1H09
Net Income ($MM)
Profit Margin

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Select Balance Sheet Data

As of June 30, 2009	
Cash and Restricted Cash	$411,000
Current Assets	$17.6M
Current Liabilities	$6.36M

On July 7, 2009, Skystar completed an equity offering for gross proceeds of ~21.0M

Weibing Lu - Chairman and CEO



- Founded Xian Tianxing Bio-Pharmaceutical Co., Ltd. (our operating company in China) in 1997
- BS from Wuhan University in 1985 and MBA from Xi'an Jiaotong University in 1999
- Awarded Outstanding Entrepreneur of Xi'an Feed Industry in 2002
- Appointed as a Director of Xi'an Institute of Feed Industry

Wei Wen - Director and Vice General Manager



- Secretary of the Board and Vice GM since founding of the Company
- Graduated from Xi'an University of Science and Industry in 1986
- Manager and Vice GM at the Sales Department of two companies before joining Skystar

Bennet P. Tchaikovsky, CPA, Esq. - CFO



- Part-time CFO of China Jo-Jo Drugstores, Inc. (OTCBB: CJJD.OB)
- Former CFO of Innovative Card Technologies, Inc. (OTCBB: INVC)
- Director of Ever-Glory International Group (NYSE AMEX: EVK)
- Director of Sino Clean Energy Inc. (OTCBB: SCLX.OB)
- Graduate of Southwestern University School of Law
- Licensed as a CPA in California

Erna Gao - VP Finance & Administration



- Served as our Chief Financial Officer from March 2004 through May 2008
- Former Chief Accountant at Dongda Petroleum Company
- Graduated from Xi'an TB University with a degree in Accounting

Scott Cramer, Director & US Spokesperson



- Former CEO, CFO of The Cyber Group
- Founder and President of Cramer & Associates, a firm specializing in retirement management, estate planning and investments
- Registered Representative - Series 7, 63, 65